Exhibit 99.1
Bank of America - Merrill Lynch 2011 Health Care Conference May 10, 2011 Timothy C. Wentworth Group President, Employer/Key Accounts

Forward-Looking Statement 2 This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Forward-looking statements in this presentation includes, without limitation, the financial and operational information reflected in Medco's guidance for 2010 and 2011 as well as Medco's estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2010. This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward- looking statements. Forward-looking statements in this presentation includes, without limitation, the financial and operational information reflected in Medco's guidance for 2010 and 2011 as well as Medco's estimates for the years 2012 and beyond, which estimates do not constitute guidance or projections and should not be relied on as an estimate or forecast of future performance. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors.Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2011.

Who is Medco 3 Largest PBM Measured by Drug Spend Leading Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation 2010 Revenues of $66.0B Over 65 Million Members Accredo Health Group 2010 Revenues of over $11.3B State-of-the-Art Automated Dispensing Facilities Medco Therapeutic Resource Centers(r) Personalized Medicine Ranked #34 on the 2011 Fortune 100 List

GAAP EPS Growth 4 Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in appendix and in company filings.As of first-quarter 2011 earnings call on April 28, 2011. (CHART) 2003-2011E CAGR 20.8 - 21.2% MHS stock price has appreciated over 400% since spin-off through year-end 2009

The Medco Growth Strategy


Healthcare Reform Opportunities
CER Requirements
Biosimilars
32 Million Newly Insured
Therapeutic Resource Centers (TRCs)
Medco Health Store®/OTC
Medco Research Institute™
Pharmaco-genomics
Mail-Order
Generics
UBC® (REMS/Safety/ CER)¹
DNA Direct® (Personalized Medicine)
Agile Enterprise
Accredo® (Specialty)
International
Liberty® (Diabetes)
Net-New Business
Medicare
e-Prescribing

1. UBC – United BioSource Corp.
REMS – Risk Evaluation and Mitigation Strategies
CER – Comparative Effectiveness Research

©2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 5

The Medco Strategy Drives Real Growth 6 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Medco Health Store(r)/ OTC Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics 2003 - 2010: 21.9% GAAP EPS CAGR

The Medco Growth Strategy 7 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Accredo(r) (Specialty) Medicare Therapeutic Resource Centers (TRCs) Net-New Business International e-Prescribing Liberty(r) (Diabetes) Mail- Order Rebates Operational Excellence DNA Direct(r) (Personalized Medicine) Pharmaco- genomics Medco Research Institute(tm) Agile Enterprise UBC(r) (REMS/ Safety/ CER)1 Generics Medco Health Store(r)/ OTC

The Medco Growth Strategy 8 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. The Next Decade of Growth History of Growth

The Medco Growth Strategy 9 Note: Graph is for illustrative purposes only. Graph components are not provided to scale. This information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. 2003 - 2020E: 16% - 20% GAAP EPS CAGR

New Business and Client Retention 10 *As of first-quarter 2011 earnings call on April 28, 2011. Annualized New-Named Sales 2008/2009 Net-New Sales 2010 >$17.2B $5.3B ~$1.7B 2011* >$13.4B $5.3B ~$1.5B 2011 client retention rate stands at over 99%* Completed over 90% of 2011 scheduled and early elective client renewals* 2012 renewals expected in the range of $16 billion to $17 billion -- ~25% of Medco's book of business*

A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade for Medco 11 Source: U.S. Drug spend estimates for drugs going off-patent are based on IMS Health data for 2009 and 2010. Does not include future inflation. Brand drug expirations based on expected patent expiration dates current as of April 2011. Changes may occur due to litigation, patent challenges, etc. $17.0 Billion in Brand Drugs Off-Patent from 2016-2020 $106.5 Billion in US Brand Drug Spend Off-Patent from 2010-2020 Crestor(r)Zetia(r) Effexor XR(r)Flomax(r)Aricept(r)Cozaar(r)Hyzaar(r)Lovenox(r) Lipitor(r) Zyprexa(r)Concerta(r) Levaquin(r) Plavix(r)Singulair(r) Seroquel(r)Actos(r)Lexapro(r)Diovan(r)Diovan HCT(r)Tricor(r)Lidoderm(r)Geodon(r)Provigil(r) Cymbalta(r)Aciphex(r) Nexium(r)Celebrex(r) Abilify(r) Vytorin(r) Viagra(r) Nasonex(r) Lyrica(r) $15.1 $6.2 $15.8 $28.7 $6.9 $12.6 $10.4 $1.3 $2.9 $3.6 $3.0

A Strong Generic Pipeline Will Continue to Contribute Throughout the Decade for Medco 12 Note: EPS contribution based on Medco-specific book-of-business mail-order penetration, formulary status, and utilization of the products going off-patent each year.(1) Internal Medco assumptions; Information last updated as of Medco 2010 Analyst Day on November 19, 2010; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Incremental EPS contribution to Medco Long-Term Range of Expected Incremental EPS Contribution to Medco(1) 2011 Incremental EPS Contribution of $0.09 from New Generics Expected to Be the Lowest of the Entire Decade $0.13 $0.25 $0.09 As shown at Medco 2010 Analyst Day

(CHART) Valuable Generics Coming to Market Beginning in Late 2011 and Throughout 2012 13 $0.06 Plavix $5.0 B 5/17/12 ~50% Actos $2.9 B 8/17/12 ~50% Singulair $3.8 B 8/3/12 ~45% Lexapro $2.6 B 3/1/12 ~35% Diovan $3.0 B 9/21/12 ~50% Incremental EPS Contribution (1) December 2011 is a 5-week month(2) Based on 2010 IMS U.S. sales 2012 Drugs Forecasted Off-Patent Date Medco Mail-Order Penetration Rate U.S. Spend(2) (CHART) Lipitor = $0.03 in December 2011(1)Total U.S. spend = $5.8B(2)Off Patent: 11/30/11>60% Mail-Order Penetration in Medco B.O.B. (CHART)

(CHART) Mail-Order Volume 14 Total Mail-Order Prescription Volumes (in Millions) 78 88 87 89 95 106 103 110 108-110

(CHART) Mail-Order Volume 15 Total Mail-Order Prescription Volumes (in Millions) 78 88 87 89 95 106 103 Mail-Order Generic Prescription Volumes 110 108-110

(CHART) Specialty Pharmacy is an Important Growth Engine 16 ($ in Billions) Accredo Net Revenue $5.4 $9.5 $8.0 $6.0 $11.3 ~$13.0 CAGR ~19%

(CHART) Specialty Pharmacy is an Important Growth Engine 17 (1) Internal Medco assumptions; Information last updated as of Medco 2010 Analyst Day on November 19, 2010; this information does not constitute guidance or projections, and you should not rely on it as an estimate or forecast of future performance. See slide entitled "Forward-Looking Statements" presented today. Accredo Net Revenue Long-Term Estimates(1) ($ in Billions) 2006 - 2020E CAGR ~15% $5.4 $8.0 $6.0 $9.5 $11.3 ~$13.0 (CHART) >$20 ~$40

Over 600 New Drugs in the Specialty Pipeline 18 18 286 41 41 19 19 16 15 14 14 11 135 Phase II Total 335 Phase III Total276 Total 611 Source: Accredo Pipeline Database Phase II and Phase III. As of September 29, 2010. (1) Phase II total of 335 products only includes those drugs with published positive study results. There are over 800 new drug entities in the Phase II pipeline which may have potential for specialty services and/or distribution. ~40% of Phase III Products are Historically Approved for Market ~30% of Phase II Products are Historically Approved for Market ~67% of Phase II and Phase III Products in the Pipeline have a Biomarker for a Genetic Test + = (1) ~30% of drugs in the Specialty pipeline are infusible

US Biosimilars Opportunity Expected as Early as 2013

46 Biotech Products with Patent Expirations Through 2020
$42.3 Billion Biosimilar Opportunity


($ in billions)
Overall U.S. Market Opportunity
$4.1
$3.3
$9.6
$3.1
$6.9
$3.4
$6.4
$5.5

2013*	2014	2015	2016	2017	2018	2019	2020
Betaseron®	Enbrel®	Neupogen®	Remicade®	Lantus®	Rituxan®	Humira®	Myozyme®
Humulin®	Leukine®	Epogen®		Neulasta®	Campath®	Avastin®	Pegasys®
Novolin®		Procrit®		Follistim®		Tysabri®	Xolair®
Pulmozyme®		Avonex®		Gonal-f®		Kogenate®	Apidra®
Intron A®		Humalog®		Synagis®		Somavert®	Advate®
Infergen®		Novolog®		Fabrazyme®			Erbitux®
Adagen®		Rebif®		Miacilin Nasal®			Herceptin®
6 HGH products		Cerezyme®		Kineret®			

Source: U.S. Drug spend estimates are based on IMS Health data for 2009 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2010 plus two years. Changes may occur due to litigation, patent challenges, or other factors.

*Includes all drugs with patent expirations through 2011

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco
MAKING MEDICINE SMARTER

19

Medco Supports Medicare Part D in Diverse Ways, Protecting Medco from Group Retiree Erosion and Limiting Financial Risk Medco Retiree Solutions Portfolio Growth and Diversification 20 2007 2010 Retiree Drug Subsidy (RDS) Federal Clients Part D - PBM Inside - Administrative Services Only "ASO" Medco PDP - "At Risk" Other Retiree Distribution by Medicare Solution (Lives %) Delivering Valued, Innovative and Affordable Health Solutions to Seniors Only 6% of Medicare Portfolio is Fully- Insured or "At Risk"

Retiree Solutions: The Result of Operational Excellence 21 Delivering Best in Class, High Value Solutions Drug Plan Customer Service Drug Plan Member Complaints & Medicare Audit Findings Member Experience with Drug Plan Drug Pricing and Patient Safety Overall Summary Rating Medco National Medco New York 4.5 Stars Average for All PDP Plans Evaluated 3.5 Stars 5 Stars Note: More information about Center for Medicare and Medicaid Services' (CMS) Star Ratings can be found at http://www.cms.gov/.

Medco Receives the Highest Possible CMS Star Rating 22 5 Stars Demonstrates Our Commitment to Operational Excellence and the Individual Beneficiary Medco PDP is the First and Only National PDP to Earn 5 Stars Note: More information about Center for Medicare and Medicaid Services' (CMS) Star Ratings can be found at http://www.cms.gov/.

Medco's Clinical Innovations are Making Medicine Smarter(tm) 23 Driving Improved Outcomes and Lower Total Healthcare Costs Therapeutic Resource Centers (TRCs) Pharmaco- genomics DNA Direct(r) (Personalized Medicine) Medco Specialist Pharmacist Model Driving Increased Adherence and Compliance Complete Integrated Personalized Medicine Program Safety, CER, Health Outcomes, Economic Evaluations; Advancing the Body of Evidence-Based Protocols Medco Research Institute(tm) UBC(r) (REMS/Safety/ CER)(1) Medco is Dedicated to the Safety, Health and Well-Being of All the Patients We Serve (1) UBC - United BioSource Corp.; REMS - Risk Evaluation and Mitigation Strategies; CER - Comparative Effectiveness Research

Medco is Exporting Smarter Medicine

- EU27, Norway and Switzerland ~$1.7 Trillion[1] in Healthcare Spend
- Healthcare Spend in Europe is Rising Faster than Income, Driven Primarily by Chronic Diseases
- 77% of Healthcare Burden in Europe is Due to Chronic Disease[2]

1. World Health Organization (WHO) National Health Accounts (NHA) Country health expenditure database (approximate).
2. The European Health Report, 2009. World Health Organization (WHO)

© 2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER 24

Medco is Exporting Smarter Medicine 25 Medco Celesio BV Medco UBC

Medco Earns #1 Ranking on 2011 Fortune List

Medco Tops Industry on Fortune's List of 'World's Most Admired Companies' for Fourth Consecutive Year

FORTUNE

Health Care: Pharmacy and Other Services

1. Medco Health Solutions, Inc.

Medco earned the highest ranking within the sector among all 9 attributes:

- Innovation
- People Management
- Use of Corporate Assets
- Social Responsibility
- Quality of Management
- Financial Soundness
- Long-Term Investment
- Quality of Products/Services
- Global Competitiveness

©2011 Medco Health Solutions, Inc. All rights reserved.

medco MAKING MEDICINE SMARTER

26

Strengthened 2011 EPS Guidance 27 As of first-quarter 2011 earnings call on April 28, 2011.See reconciliation table in appendix and in company filings. Revised 2011 Guidance (1) Previous 2011 Guidance 2010 Actual Revised % Growth vs. 2010 GAAP diluted EPS $3.59-$3.69 $3.53-$3.66 $3.16 14%-17% Diluted EPS, excluding all intangible amortization (2) $4.02-$4.12 $3.99-$4.12 $3.55 13%-16%

Appendix 28

Earnings Per Share Reconciliation 29 Medco Health Solutions, Inc.Earnings Per Share Reconciliation (2006)*(Unaudited) * Per share amounts have been adjusted for the two-for-one common stock split, effected in the form of a 100% stock dividend, which became effective January 24, 2008.This adjustment represents the per share effect of the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. Full-Year 2006 GAAP diluted earnings per share $1.04 Adjustment for the 2006 legal settlements charge (1) 0.17 Diluted earnings per share, excluding the charge $1.21

Earnings Per Share Guidance Reconciliation 30 Medco Health Solutions, Inc.Guidance Information(Unaudited) This adjustment represents the per share effect of all intangible amortization. Full Year Ended Previous Guidance Previous Guidance Current Guidance Current Guidance December 25, 2010 Full Year Ended December 31, 2011 Full Year Ended December 31, 2011 Full Year Ended December 31, 2011 Full Year Ended December 31, 2011 Actual Low End High End Low End High End GAAP diluted earnings per share $3.16 $3.53 $3.66 $3.59 $3.69 Adjustment for the amortization of intangible assets (1) 0.39 0.46 0.46 0.43 0.43 Diluted earnings per share, excluding all intangible amortization $3.55 $3.99 $4.12 $4.02 $4.12 Diluted earnings per share growth over prior year 12% 16% 14% 17% Diluted earnings per share growth over prior year, excluding all intangible amortization 12% 16% 13% 16%